THE BLANCHARD GROUP OF FUNDS

BLANCHARD GROWTH & INCOME FUND
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SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 29, 1996

Please replace the "Summary of Fund Expenses" table in the current prospectus with the following:

SUMMARY OF FUND EXPENSES
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For a better understanding of the expenses you will incur directly or indirectly when investing in the Fund, a summary for the Fund is set forth below. The summary combines the Fund's operational expenses with the pro rata portion of its Portfolio's operational expenses. See "Management of the Fund". The trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

                                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price).....................................................         None
Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price)...........................................         None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)...................................         None
Redemption Fees (as a percentage of amount redeemed, if applicable).....................         None
Exchange Fees...........................................................................         None


                                            ANNUAL FUND OPERATING EXPENSES*
                                   (as a percentage of projected average net assets)

Management Fee (See "Management of the Fund") (after waiver) (1)........................
                                                                                                0.40%

12b-1 Fees (after waiver) (2)...........................................................
                                                                                                0.00%

  Other Expenses (after expense reimbursements)(3)......................................
                                                                                                1.35%

     Total Fund Operating Expenses (after waivers and reimbursements) (4)...............
                                                                                                1.75%


(1) The Management fee has been reduced to reflect the voluntary waiver by the Manager. The Manager can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.10%.
(2) As of a result of 12b-1 fees of 0.50% per annum of the Fund's average daily net assets, a shareholder who has been in the Fund for 14.5 years may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc. The 12b-1 fees have been reduced to reflect the voluntary waiver by the Distributor. The Distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.50%.

(3) Other expenses have been reduced to reflect the reimbursement/waiver of other operating expenses by the Manager and Administrator. The Administrator can terminate this voluntary waiver at any time at its sole discretion.

(4) Total Fund operating expenses were 3.81% for the fiscal year ended October 31, 1995. Total Fund operating expenses would have been 4.58%, absent the voluntary waivers by the Manager and Distributor and reimbursement of other operating expenses by the Manager for the fiscal year ended October 31, 1995. VCM has agreed to cap the Fund's total operating expenses beginning July 12, 1995 through July 11, 1997, so that the expense ratio of the Fund will not exceed the Fund's expense ratio for the six-month period ended April 30, 1995.

* Total Fund operating expenses are estimated based on average expenses expected to be incurred during the period ending October 31, 1996. During the course of this period, expenses may be more or less than the average amount shown.

EXAMPLE                                                                     1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1)
5% annual return and (2) redemption at the end of each time period.......     $18        $55        $95       $206


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% ANNUAL RETURN SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE RETURNS, AND ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ILLUSTRATION ABOVE.
                                                               February 29, 1996

[LOGO] FEDERATED SECURITIES CORP.
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                                                        [RECYCLED PAPER LOGO]
       Distributor
       A subsidiary of FEDERATED INVESTORS
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779

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